UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report


                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 22, 2008

                                 NeoPharm, Inc.
               (Exact name of registrant as specified in charter)





            Delaware                 33-90516               51-0327886

 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


               101 Waukegan Road, Suite 970, Lake Bluff, IL 60044

          (Address of principal executive offices, including Zip Code)


                                 (847) 887-0800
               Registrant's telephone number, including area code


                                      None
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).


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Item 1.01  Entry into a Material Definitive Agreement

(a)
(1)    Amendment of NeoPharm, Inc. 2006 Equity Incentive Plan
At the Company's 2008 Annual Meeting of Stockholders held on August 22, 2008, an Amendment (the "Amendment") to the NeoPharm, Inc. 2006 Equity Incentive Plan (the "2006 Plan") was approved by the Company's stockholders. The Amendment increased the number of shares of the Company's common stock that may be awarded under the 2006 Plan as restricted stock or bonus stock from 500,000 to 1,500,000. In all other respects, the 2006 Plan remains unchanged. Details of the 2006 Plan, as amended, can be found under the heading "PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN AS RESTRICTED STOCK OR AS STOCK BONUSES" set forth on pages 22 to 35 of the Company's 2008 Annual Meeting Proxy Statement which was filed with the Securities and Exchange Commission on July 14, 2008 (the "2008 Proxy"). A copy of the 2006 Plan, as amended by the Amendment, is set forth as Appendix A to the 2008 Proxy.

All employees, directors and consultants are eligible to participate in the 2006 Plan. For purposes of the 2006 Plan, an "employee" means any person, including officers and directors employed by the Company, who perform services for and is designated as an employee of the Company, or any subsidiary; a "director" means any individual who is a member of the Company's Board; and a "consultant" means any person who is engaged by the Company or a subsidiary, to render consulting or advisory services.

This description of the Amendment and the 2006 Plan is qualified in its entirety by reference to the actual terms of the 2006 Plan, as amended by the Amendment, which is attached as Appendix A to the 2008 Proxy.

(2)    Compensation for Non-Employee Directors; Committee Appointments
On August 22, 2008, acting upon a recommendation of the Corporate Governance Committee of the Board of Directors, the Board of Directors of NeoPharm, Inc. (the "Company") approved the following Compensation Plan for Non-Employee Directors for the 2008-2009 Board term:

o Board membership:         A stock  option  grant  of  50,000  options  will be
                            awarded upon each Director's election to the Board of Directors at the annual meeting. The Options will vest one year after the date of grant. The total number of options to be awarded to non-employee directors for service as directors is capped at 200,000 options.

o Board Chairman:           In   addition   to  the   option   award  for  Board
                            membership, the individual serving as Chairman of the Board will receive an additional stock option grant of 25,000 options. Again the options will be subject to one year vesting. In addition, the Chairman of the Board will receive a cash payment of $24,000 per year (payable in four installments of $6,000 per quarter).

o Corporate Governance      Directors   serving  as  members  of  the  Corporate
  Committee Members:        Governance  Committee will receive cash compensation
                            of $10,000 per year (payable in four installments of $2,500 per quarter).

o Corporate Governance      The  individual  serving  as  the  Chairman  of  the
  Committee Chairman:       Corporate  Governance  Committee  will  receive cash
                            compensation of $22,500 per year (payable in four installments of $5,625 per quarter).

o Audit Committee           Directors  serving as members of the Audit Committee
  Members:                  will receive cash  compensation  of $10,000 per year
                            (payable   in  four   installments   of  $2,500  per
                            quarter).

o Audit Committee           The  individual  serving  as  Chairman  of the Audit
  Chairman:                 Committee will receive cash  compensation of $20,000
                            per year (payable in four installments of $5,000 per quarter).

o Compensation              Directors  serving as  members  of the  Compensation
  Committee Members:        Committee will receive cash  compensation  of $4,000
                            (payable   in  four   installments   of  $1,000  per
                            quarter).

o Compensation              The   individual   serving   as   Chairman   of  the
  Committee Chairman:       Compensation  Committee  will  receive  annual  cash
                            compensation    of   $10,000    (payable   in   four
                            installments of $2,500 per quarter).

At the Annual Meeting of Stockholders held on August 22, 2008, each of the following individuals was re-elected to the Board of Directors of the Company to serve until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Frank C. Becker, Laurence P. Birch, Bernard A. Fox, Paul E. Freiman, and John N. Kapoor. All of the directors, with the exception of Mr. Birch, are non-employee directors of the Company.

Following  the August 22, 2008 Annual  Meeting of  Stockholders,  the  following
Committee  assignments and Chairman  appointments  were approved by the Board of
Directors:

o Corporate Governance              Frank C. Becker, Bernard A. Fox, and Paul E.
  Committee:                        Freiman.  The Board  re-appointed Dr. Fox as
                                    Chairman   of   the   Corporate   Governance
                                    Committee.

o Compensation Committee:           Frank C. Becker, Bernard A. Fox, and Paul E.
                                    Freiman. The Board re-appointed Mr. Freiman as Chairman of the Compensation Committee.

o Audit Committee:                  Frank C. Becker, Bernard A. Fox, and Paul E.
                                    Freiman The Board re-appointed Mr. Becker as
                                    Chairman of the Audit Committee.

The Board re-elected John N. Kapoor as Chairman of the Board.


Relationships. With the exception of Mr. Laurence P. Birch, the President and CEO and Acting CFO of the Company, none of the Directors has any current relationship with the Company other than as a Director of the Company and as a member of the various Committees of the Board as described above.

Item 9.01  Financial Statements and Exhibits

      (d)    Exhibits

Exhibit No.                          Description of Exhibits
--------------------------------------------------------------------------------

10.1 The NeoPharm, Inc. 2006 Equity Incentive Plan, as amended, is incorporated by reference from Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed by the Company July 14, 2008 (File No. 001-12493).

10.2           Schedule of  Non-Employee  Director  Compensation  for  2008-2009
               Board Term.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 27, 2008                    NeoPharm, Inc.



                                               By:   /s/ Laurence P. Birch
                                                     ---------------------------
                                                     Laurence P. Birch,
                                                     President and CEO

                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                              Dated August 22, 2008

                                 NeoPharm, Inc.



Exhibit No.                          Description of Exhibits
-----------                          -----------------------

10.1 The NeoPharm, Inc. 2006 Equity Incentive Plan, as amended, is incorporated by reference from Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed by the Company July 14, 2008 (File No. 001-12493).

10.2           Schedule of  Non-Employee  Director  Compensation  for  2008-2009
               Board Term.